GARTMORE VARIABLE INSURANCE TRUST

  Comstock GVIT Value Fund, Dreyfus GVIT International Value Fund, Dreyfus GVIT Mid Cap Index Fund, Federated GVIT High Income Bond Fund, GVIT Equity 500 Index
      Fund, J.P. Morgan GVIT Balanced Fund, Turner GVIT Growth Focus Fund,
                     Van Kampen GVIT Multi Sector Bond Fund

                  Prospectus Supplement dated February 9, 2004
                       to Prospectus dated April 28, 2003

                      Nationwide  GVIT Strategic Value Fund

                  Prospectus Supplement dated February 9, 2004
                       to Prospectus dated April 28, 2003

     The following supplements information concerning the TURNER GVIT GROWTH FOCUS FUND and the NATIONWIDE GVIT STRATEGIC VALUE FUND (the "Liquidating
Funds")  in  the  above  noted  prospectuses:

     On December 5, 2003, the Board of Trustees of Gartmore Variable Insurance Trust considered and approved a proposal to liquidate and dissolve each of the Liquidating Funds. If each Liquidating Fund's shareholders of record as of the close of business on February 17, 2004, approve this action at a meeting anticipated to be held on April 15, 2004, the Liquidating Funds will be liquidated and dissolved as soon as practicable thereafter. It is currently expected that the liquidation and dissolution of the Liquidating Funds will be effective as of the close of business on April 23, 2004.

     Prior to each Liquidating Fund's liquidation and dissolution, variable insurance contract owners will continue to be entitled to select the Liquidating Funds as investment options, exchange in and out of the Liquidating Funds or redeem shares of the Liquidating Funds to the extent permitted by their variable insurance contracts as described in the prospectuses for such contracts. If a variable insurance contract owner's investment remains in a Liquidating Fund as of the date of liquidation, it will be transferred automatically to the Gartmore GVIT Money Market Fund after the liqudation.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE